UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2019

Generac Holdings Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34627	20-5654756
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

S45 W29290 Hwy 59
Waukesha, Wisconsin	53189
(Address of principal executive offices)	(Zip Code)

(262) 544-4811

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	GNRC	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 13, 2019, Generac Holdings Inc. (the “Company”) held its annual meeting of stockholders in Waukesha, Wisconsin. At the meeting, the Company’s stockholders approved the Generac Holdings Inc. 2019 Equity Incentive Plan (the “2019 Plan”). The 2019 Plan replaces the Amended and Restated 2010 Equity Incentive Plan (the “2010 Plan”), such that no new awards will be made under the 2010 Plan. The number of shares of the Company’s common stock that may be the subject of awards and issued under the 2019 Plan is 2,675,000, plus any shares that were subject to outstanding awards under the 2010 Plan as of the effective date of the 2019 Plan, to the extent that the associated awards under the 2010 Plan expire, are forfeited or cancelled, or are settled in cash. Awards outstanding under the 2010 Plan as of the date the 2019 Plan became effective will continue to be subject to the terms of the 2010 Plan.

A description of the material terms of the 2019 Plan is set forth in the Company’s definitive proxy statement relating to the 2019 annual meeting of stockholders filed with the Securities and Exchange Commission on April 26, 2019.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the 2019 annual meeting of stockholders meeting, the Company’s stockholders (1) elected each of the Company’s director nominees listed below for a three-year term; (2) ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2019; (3) approved an advisory, non-binding resolution to approve the compensation of the Company’s named executive officers; and (4) approved the 2019 Plan.

Proposal No.1 — Election of Directors

Name	Votes For	Withhold	Broker Non-Votes

John D. Bowlin	49,925,728	5,247,725	3,281,586

Aaron P. Jagdfeld	53,503,995	1,669,458	3,281,586

Andrew G. Lampereur	54,901,036	272,417	3,281,586

Proposal No. 2 — Ratification of the Appointment of Deloitte & Touche, LLP

Votes For	Votes Against	Abstentions
57,975,333	271,859	207,847

Proposal No. 3 — Advisory Vote on Executive Compensation

Votes For	Votes Against	Abstentions	Broker Non-Votes
52,949,864	2,124,430	99,159	3,281,586

Proposal No. 4 — Approval of Generac Holdings Inc. 2019 Equity Incentive Plan

Votes For	Votes Against	Abstentions	Broker Non-Votes
52,166,416	2,984,575	22,462	3,281,586

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 14, 2019		GENERAC HOLDINGS INC.

	By:	/s/ Raj Kanuru
Raj Kanuru
EVP, General Counsel & Secretary